UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2005

RADISYS CORPORATION

(Exact name of registrant as specified in its charter)

Oregon	0-26844	93-0945232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5445 NE Dawson Creek Drive Hillsboro, Oregon	97124
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 615-1100

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.02. Results of Operations and Financial Condition.

     The information in this Item 2.02 and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or any proxy statement or report or other document we may file with the SEC, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such filing.

     On April 28, 2005, RadiSys Corporation issued a press release announcing its results for the fiscal quarter ending March 31, 2005. A copy of this press release is attached hereto as Exhibit 99.1. Additionally, on April 28, 2005, RadiSys Corporation held a conference call discussing its results for the fiscal quarter ending March 31, 2005. A copy of the text of this conference call is attached hereto as Exhibit 99.2.

     The conference call contained the following sentence that may be considered to have non-GAAP Financial Information as contemplated by SEC Regulation G, Rule 100:

     “Our gross margin percentage for the first quarter was 32.2% versus 33.1% for the prior quarter, excluding the impact of the component inventory sale from our fourth quarter results.”

     “Operating expenses in Q1, excluding intangible amortization, totaled $14.8 million, down $268 thousand from the prior quarter. ”

     Accordingly, we are providing the following tables, which reconcile the information to the corresponding GAAP-based measures presented in our Consolidated Statements of Operations in the accompanying press release. Management believes the presentation of these non-GAAP financial measures, in connection with the results of the fiscal quarter ended March 31, 2005 provides useful information to investors regarding our results of operations as these non-GAAP financial measures allow investors to better evaluate ongoing business performance and factors that influenced performance during the period under report. Management also uses these non-GAAP measures internally to monitor performance of business. These non-GAAP financial measures should be considered in addition to, and not as a substitutes for, financial measures prepared in accordance with GAAP.

Reconciliation of gross margin as a percentage of revenues to GAAP gross margin as a percentage of revenues (in thousands):

	Three Months Ended
	March 31, 2005	December 31, 2004
Revenues (GAAP):	$57,517	$62,710

Cost of sales (GAAP):	38,975	42,464

Gross margin (GAAP):	$18,542	$20,246

Gross margin as a percentage of revenues (GAAP):	32.2%	32.3%

Component inventory sale:	$—	$(1,413)

Comparable revenues (excluding component inventory sale):	$57,517	$61,297

Comparable cost of sales (excluding component inventory sale):	38,975	41,051

Comparable gross margin:	$18,542	$20,246

Comparable gross margin as a percentage of revenues:	32.2%	33.1%

Reconciliation of reported operating expenses to GAAP operating expenses (in thousands):

	Three Months Ended
	March 31, 2005	December 31, 2004
Operating Expenses (GAAP):	$15,281	$17,011
Less: Intangible amortization	(513)	(514)
Less: Restructuring charges or Add: Net restructuring reversals	18	(1,442)

Comparable operating expenses:	$14,786	$15,055

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

     The following exhibits are furnished with this report on Form 8-K:

Exhibit
Number	Description
99.1	Press Release, dated April 28, 2005

99.2	Text of conference call held April 28, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADISYS CORPORATION
Date: May 4, 2005	By:	/s/ Brian Bronson
	Name:	Brian Bronson
	Title:	Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release, dated April 28, 2005

99.2	Text of conference call held April 28, 2005